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                                                                   EXHIBIT 23(c)

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 24, 2000, included in BB&T Corporation's Form 10-K dated March 13, 2000, and to all references to our firm included in this registration statement.

                                         /s/ ARTHUR ANDERSEN LLP

Charlotte, North Carolina
March 24, 2000